Business Combination - Schedule of Fair Values of Assets Acquired and Liabilities Assumed at Acquisition Date (Detail) - USD ($) $ in Thousands	Jul. 15, 2015	Jun. 30, 2018	Dec. 31, 2017	Jun. 30, 2017	Dec. 31, 2016
Business Acquisition [Line Items]
Goodwill		$ 219,377	$ 219,377	$ 219,400	$ 219,377
whitebox Security Ltd.
Business Acquisition [Line Items]
Cash and cash equivalents	$ 458
Accounts receivable	423
Prepaid expenses and other assets	34
Deferred revenue contracts	162
Goodwill	10,485
Intangible assets	5,810
Total assets	17,372
Accounts payable	(91)
Accrued expenses	(250)
Deferred tax liability	(1,202)
Deferred revenue	(162)
Total liabilities	(1,705)
Total consideration	15,667
Total consideration, net of cash acquired	$ 15,209